Exhibit 10.22

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

AMENDED AND RESTATED SUPPLY AGREEMENT
This AMENDED AND RESTATED SUPPLY AGREEMENT (this “Agreement”) is effective as of January 1, 2014, between Baker Hughes Oilfield Operations, Inc., a California corporation with its principal place of business at 2929 Allen Parkway, Houston, Texas 77019, and its Affiliates (as defined below) (“Baker”), and Hi-Crush Operating LLC, a Delaware limited liability company with its principal place of business at Three Riverway, Suite 1550, Houston, Texas 77056 (“Supplier”).
RECITALS:

1.
Baker and Supplier are parties to that certain Supply Agreement, effective as of May 1, 2012, as amended by that certain First Amendment to Supply Agreement, effective as of May 1, 2012 (as amended, the “Original Agreement”);

2.	Baker and Supplier desire to amend and restate in its entirety the Original Agreement as set forth in this Agreement;

3.	Baker and its Affiliates carry on the business of the design, manufacture and supply of goods and services in the Oilfield Business as defined below;

4.	Supplier is able to supply certain goods for Baker;

5.	Baker requires high quality sand for use as a proppant in providing certain of its hydraulic fracturing and oilfield services;

6.	Supplier desires to sell such sand and is able to provide the proppant to Baker;

7.	Baker desires to purchase Northern White frac sand from Supplier under the terms and conditions set forth in this Agreement; and

8.	Supplier is willing to undertake the supply of the products for Baker and its Affiliates under the terms of this Agreement.

AGREEMENT
In consideration of the premises and the respective covenants and agreements contained herein, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.	Definitions

1.1	In addition to terms defined elsewhere in this Agreement, the following terms shall have the following meanings unless the context otherwise requires:

(a)
Affiliate or affiliate in relation to either Party means any corporation, limited liability company, partnership, proprietorship, joint venture or other entity directly or indirectly controlled by, controlling, or under common control with that Party. With respect to Supplier, Affiliate shall mean

pg. 1

Exhibit 10.22

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

and include Hi-Crush Proppants LLC and its subsidiary entities (other than Supplier). With respect to Baker entities, it shall include any U.S. and international entities.

(b)	Business Day means any day other than a Saturday, Sunday, or other day on which commercial banks in Houston, Texas are authorized or required by law to close.

(c)	Contract Year means a period of twelve (12) calendar months starting on the Effective Date, and each successive period of twelve (12) calendar months occurring immediately thereafter.

(d)	Effective Date means the date written at the beginning of this Agreement.

(e)
Force Majeure means in relation to either Party, any circumstances beyond the reasonable control of that Party, including war (whether declared or undeclared), acts of God, including fire, flood, storms and earthquakes, embargoes, riot, civil disturbance, insurrection, sabotage, and events or occurrences adversely impacting Supplier’s facility, but excluding (i) economic downturns, (ii) recessions, (iii) depressions, and (iv) strikes, lock-outs or other similar acts of the Party’s employees.

(f)
Oilfield Business as used herein means the fields of exploration, recovery and production of minerals, gases, solid materials, fluids, water, oil, gas, and geothermal and such exploration, recovery and production includes,without limitation, exploration, drilling, production, reinjection, characterization, seismic modeling and data, extraction, treatment, storage, and transportation of each of such minerals, gases, solid materials, fluids, water, oil, gas and geothermal and any and all associated equipment, products and services, well site treatment, pipelines, offshore platforms, and fluid waste disposal. For purposes of clarification, the refining of oil and gas, and the storage and transportation of refined oil and gas, shall be excluded from the foregoing definition.

(g)	Person or person means any entity, including any partnership, corporation, limited liability company or governmental entity, and any natural person.

(h)
Product(s) means generally, whether singular or plural, Northern White grade *** and *** frac sand that meets the Specifications, or any other Northern White frac sand that is sold by Supplier to Baker hereunder.

(i)
Purchase Order means the documents by which Baker orders Product from Supplier. For clarification, the Parties are free to issue/accept Purchase Orders in various formats, including purchase orders, emails and other communications between the Parties, which shall be hereafter referred to as Purchase Order regardless of format. Each Purchase Order shall be subject to the Parties’ agreement as specified in the Purchase Order and all terms and provisions of this Agreement. No terms of a Purchase Order, Internet site, order confirmation or other writing shall have the effect of modifying this Agreement unless reduced to writing and signed by both parties.

(j)
Quality Standard means a manufacturing standard that conforms to ISO 13503‑2, Proppant Specifications, and will be accompanied by appropriate supporting documentation, as outlined in Exhibit A, attached hereto and incorporated herein for all purposes.

(k)	Specifications means the specifications for the Products as set forth in Exhibit A to this Agreement.

pg. 2

Exhibit 10.22

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

(l)
Supplier or Baker means, for the purposes of Article 9 as follows: “Supplier” shall include Supplier and Supplier’s parent, subsidiary or affiliated entities, and their respective officers, directors, employees, or any or all of such parties. “Baker” shall include Baker, its parent, subsidiary or affiliated entities, and their respective officers, directors, employees, or any or all of such parties.

(m)	Term means the period commencing on the Effective Date of this Agreement and ending when this Agreement is terminated or expires in accordance with the provisions of Article 8.

(n)	Year means a twelve-month period.

(o)	*** Premium Frac Sand means Northern White grade *** frac sand that meets the Specifications.

(p)	*** Premium Frac Sand means Northern White grade *** frac sand that meets the Specifications.

1.1
General Terms. As used in this Agreement, unless expressly stated otherwise, references to (a) “including” mean “including, without limitation”; (b) “or” mean “either or both”; (c) a “party” or “Party” means Baker or Supplier, as the context may require, and “parties ” or “Parties” means Baker and Supplier and (d) “day” or “days” means calendar days unless specified as a “Business Day.” Unless otherwise specified, all references in this Agreement to Articles or Sections are deemed references to the corresponding Articles or Sections in this Agreement.

2.     Production and Supply of the Products

2.1     Commencement of Production/Minimum Supply.

(a)
During the Term, Supplier is obligated to sell and Baker is obligated to buy a minimum annual volume of *** tons of Product each Contract Year (the “Minimum Annual Purchase Requirement”) of which (i) between *** tons and *** tons of Product shall consist of *** Premium Frac Sand and (ii) the remaining tons of Product shall consist of *** Premium Frac Sand. Notwithstanding the foregoing, subject to agreement of Baker and Supplier on all applicable terms (including, without limitation, price and volume), Supplier may sell to Baker, and Baker may buy from Supplier, additional Product that is not *** Premium Frac Sand or *** Premium Frac Sand (“Additional Product”). Any tons of Additional Product purchased under this Section 2.1(a) shall be applied to the Minimum Annual Purchase Requirement for the applicable Contract Year and the Monthly Minimum Supply Requirement for the applicable calendar month as if *** of such Additional Product was *** Premium Frac Sand and the other *** of such Additional Product was *** Premium Frac Sand.

(b)
Supplier shall be under no obligation to supply or sell Product in excess of (A) the Minimum Annual Purchase Requirement during any Contract Year or (B) the Monthly Maximum Supply Availability during any calendar month. In the event that (i) Baker has provided Purchase Orders during the Contract Year for the Minimum Annual Purchase Requirement and such Purchase Orders have been in compliance with Section 2.1(c) and (ii) Supplier fails to supply to Baker the Minimum Annual Purchase Requirement during any Contract Year (a “Supply Shortfall”), Supplier shall have *** months after the end of such Contract Year to, as the sole and exclusive remedy for such Supply Shortfall, either (i) tender the Supply Shortfall, including by supplying Product from one or more

pg. 3

Exhibit 10.22

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

third parties in accordance with Section 2.11, or (ii) pay to Baker within *** months of the end of the Contract Year, as liquidated damages and not as a penalty, an amount equal to the amount of the Supply Shortfall (expressed in tons) multiplied by $***. It will be Supplier’s sole discretion as to which option is utilized.

(c)
The “Monthly Maximum Supply Availability” during the Term for each calendar month is *** tons. Supplier will not be obligated to fulfill orders that exceed the Monthly Maximum Supply Availability for a specific calendar month. The “Monthly Minimum Supply Requirement” during the Term for each calendar month is *** tons. Supplier is obligated to sell and Baker is obligated to buy the Monthly Minimum Supply Requirement each calendar month. Additionally, no more than *** percent (***%) of the Monthly Maximum Supply Availability in any given calendar month shall be *** Premium Frac Sand and no less than *** percent (***%) of the Monthly Minimum Supply Requirement (as may be adjusted pursuant to the last sentence of Section 2.1(a)) in any given calendar month shall be *** Premium Frac Sand.

2.2    Price

(a)
From the Effective Date through the end of the *** (***th) month after the Effective Date (the “Initial Pricing Period”), pricing will be fixed at (i) $***/short ton of *** Premium Frac Sand for contracted volumes as well as any additional *** Premium Frac Sand that becomes available for purchase by Baker and (ii) $***/short ton of *** Premium Frac Sand for contracted volumes as well as any additional *** Premium Frac Sand that becomes available for purchase by Baker.

(b)	At the end of the Initial Pricing Period, the pricing for each short ton of *** Premium Frac Sand and *** Premium Frac Sand, as applicable, shall be ***.

2.3
Baker Minimum Purchase Requirement. During the Term, Baker shall be required to take and, in accordance with Section 3.1, pay for a minimum aggregate number of tons of Product during (a) each Contract Year equal to the Minimum Annual Purchase Requirement and (b) each calendar month equal to the Monthly Minimum Supply Requirement, in all cases in compliance with Sections 2.1(a) and (c); provided, however, that if, due solely to Force Majeure or the unavailability of rail cars in the market, Baker is unable to take delivery of Products as contemplated hereunder for a period of time during a Contract Year, Baker shall not be deemed to be in breach of this Agreement as a result of such failure so long as Baker is using best efforts to obtain rail cars and minimize the period of time during which Baker is unable to take delivery of Products; provided, further, however, that nothing in this sentence shall be construed to relieve Baker of its obligations to make payments under this Agreement (including the obligation to make any Makewhole Payments as contemplated in Section 2.5).

2.4
During the Term of this Agreement, the Minimum Annual Purchase Requirement shall be ordered by Baker in installments of not less than the Monthly Minimum Supply Requirement of Product per calendar month, and not more than the Monthly Maximum Supply Availability, and in all cases in compliance with Section 2.1(c). In the event that Baker fails to purchase one twelfth (1/12) of the Minimum Annual Purchase Requirement of Product from Supplier during any particular calendar month in which Supplier was ready, willing and able to deliver the Monthly Maximum Supply

pg. 4

Exhibit 10.22

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

Availability, then the “Purchase Shortfall” shall be the amount by which one twelfth (1/12) of the Minimum Annual Purchase Requirement exceeds the amount of Product actually purchased by Baker during such calendar month until the minimum annual volume is met.

2.5
On written notice of such Purchase Shortfall to Baker by Supplier, Baker shall have *** months after the month of the Purchase Shortfall to purchase tonnage of Product in excess of one twelfth (1/12) of the Minimum Annual Purchase Requirement (but subject to the Monthly Maximum Supply Availability and the provisions of Section 2.1(c)) to make up for the Purchase Shortfall. If Baker fails to purchase the full amount of the Purchase Shortfall in such *** month period, Baker shall be obligated to pay to Supplier an amount equal to the amount of the Purchase Shortfall not purchased by Baker in such *** month period (expressed in tons) multiplied by *** ($***) (the “Makewhole Payment”). The Makewhole Payment shall be paid as liquidated damages and not as a penalty, within *** days of written demand by Supplier by wire transfer of immediately available funds to the account designated in writing by Supplier. The aggregate Purchase Shortfall amount for a Contract Year shall not exceed the Minimum Annual Purchase Requirement for such Contract Year less the amount of Product ordered and delivered to Baker. Baker reserves the right to resell goods purchased from Supplier if deemed necessary by Baker in order to satisfy the Minimum Annual Purchase Requirement. Supplier shall not be obligated to deliver more than the Monthly Maximum Supply Availability on any given calendar month.

2.6
Baker may elect to sell all or any amount of Product comprising the Minimum Annual Purchase Requirement or Monthly Minimum Supply Requirement in order to meet its obligations under this Agreement. If requested by Baker, Supplier will use its best efforts to assist Baker with delivery schedules and delivery locations for any Product sold by Baker. Sales of such Product by Baker will count towards fulfilling Baker’s Minimum Annual Purchase Requirement and Monthly Minimum Supply Requirement. Nothing in this Section will release Baker from its payment obligations to Supplier for such Product sold by Baker.

2.7
Forecast of Demand. Baker shall provide a non-binding six-month rolling volume forecast of its anticipated purchase of Products (“Forecast Amount”). Updates to the Forecast Amount indicated in the six-month rolling volume forecast will be made and communicated periodically as promptly as practicable after Baker becomes aware of such changes. Supplier shall notify Baker within ten (10) Business Days of receiving a forecast or update if Supplier anticipates being unable to meet the anticipated purchase amounts. Supplier shall not be obligated to deliver more than the Monthly Maximum Supply Availability in any given calendar month.

pg. 5

Exhibit 10.22

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

2.8
Title and Risk Of Loss. Title and risk of loss or damage to Products shall pass to Baker FCA (details listed in table below), Incoterms 2010. Supplier is not responsible for unfilled orders resulting from any shortage or lack of availability of rail cars for shipment of orders except that Supplier must always meet the minimum supply volumes as specified in Section 2.1. Supplier warrants clear title to the Products at the time title to the Products passes to Baker, free from any and all liens or other encumbrances. Supplier is responsible for proper loading and correct stowing of the Product on the Baker nominated carrier, at its expense, and will comply with any documentary instructions of Baker in the shipment process.

Mode of Transportation	Incoterm	Title and Risk of Loss
Rail Car	FCA (Supplier’s facility in Augusta, WI)	Title and risk of loss will transfer from Supplier to Baker when the Products are loaded by Supplier onto Baker’s designated rail car at the Supplier’s facility in Augusta, WI and/or Wyeville, WI.
Rail Car	FCA (Supplier’s facility in Wyeville, WI)

2.9
Orders. During the Term, Supplier shall supply to Baker, and Baker shall purchase, the types and amounts of the Products ordered by Baker from time to time under this Agreement; provided that Supplier shall be under no obligation to supply or sell, and Baker shall not have the right to buy Products in excess of the Minimum Annual Purchase Requirement during a Contract Year or the Monthly Maximum Supply Availability during a calendar month. This Agreement shall control and govern all transactions between the Parties with respect to the sales and purchases of Products, whether under subsequent verbal and/or written Purchase Orders, unless subject to an express, duly executed agreement (which is not a pre-printed form, terms contained on an Internet site or order confirmation) for the particular subject matter. The terms of this Agreement shall prevail over the terms in the Purchase Order in the event of a conflict unless specific reference and identification is made to the provision of this Agreement to be modified and the intention to modify is explicitly stated and signed by both Parties. Such changes shall be effective for that Purchase Order only. Printed terms and conditions contained in documents issued to Baker by Supplier or from Baker to Supplier with respect to the Products shall be of no force and effect and shall be superseded by the terms and conditions which are contained in this Agreement. Supplier agrees to promptly process all of Baker’s orders under the terms of this Agreement.

2.10
Delivery. Supplier agrees that all Products ordered by Baker will be delivered to Baker per this Article 2 and in accordance with a reasonable delivery date contained in the applicable Purchase Order, subject to the Monthly Maximum Supply Availability.

2.11
Alternate Sources of Supply. Supplier may, in its discretion, source Product from third Persons for purposes of selling such Product to Baker hereunder, so long as such Product meets or exceeds the Specifications and Quality Standards subject to Section 5.1 and Supplier is otherwise in compliance with the other provisions of this Agreement.

pg. 6

Exhibit 10.22

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

3.    Invoicing and Payment

3.1	Invoicing and Payment Terms. Subject to any special terms agreed in writing from time to time between Baker and Supplier:

(a)
Supplier shall invoice Baker on a monthly basis in respect of all Products supplied under this Agreement during the applicable calendar month, within *** (***) days of the end of such calendar month. Each invoice shall be for the tonnage actually shipped. Payment shall be due no later than the ***th day after the date of receipt of the invoice.

(b)
Should Baker fail to make an adjustment to an invoice to which it was entitled, and as a result has overpaid amounts due to Supplier, then upon such overpayment becoming known and agreed to by the Parties, Supplier shall issue a credit to Baker within *** (***) days, which credit may be applied by and utilized by Baker against future invoices owing to Supplier and, to the extent any credit has not been applied or utilized within *** (***) days from the date of such overpayment, Supplier shall, upon demand received from Baker, immediately refund such remaining credit amount.

(c)
Interest Rate on Past Due Payments. Payments *** (***) days or more past due shall bear interest at the rate of *** percent (***%) per month from (and including) the date on which the applicable payment was due to (but excluding) the date on which the applicable payment is paid in full. The accrual of interest as provided in the preceding sentence shall not limit any other remedies of Supplier, which shall include the right to terminate this Agreement in accordance with Section 8.3.

4.
Taxes. Supplier is responsible for all taxes legally imposed upon its business, including but not limited to taxes imposed upon its income, its personnel or its property. Such taxes are for Supplier's account. Baker shall pay and Supplier shall collect and is responsible for the reporting of applicable transaction taxes such as severance, sales, use, value added, manufacture, excise, or similar taxes, unless a valid exemption is claimed by Baker. Transaction taxes are in addition to established prices and shall be shown as a separate line item on the invoice. If tax withholding is required by law, Baker will adhere to statutory tax withholding requirements with respect to payments to Supplier. Such withholdings are for Supplier's account and amounts invoiced by Supplier shall not be increased or grossed up to shift the withholding tax cost to Baker.  Certificates of withholding taxes shall be provided to Supplier as soon as administratively possible.

5.    Quality of the Products

5.1
Quality. In entering into this Agreement, Baker relies upon Supplier’s expertise to manufacture the Products and Supplier covenants and warrants to Baker that all Products supplied by Supplier pursuant to this Agreement shall:

(a)	Comply with the Quality Standards;

(b)	Conform in all respects to the ISO 13503-2 standard Specifications, if any as per this Agreement; and

pg. 7

Exhibit 10.22

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

(c)	be free and clear of all liens and other encumbrances at the time title to the Products passes to Baker.

5.2
Inspection. Supplier shall permit representatives of Baker, at any reasonable time and upon reasonable prior notice, to inspect the Products manufactured by Supplier at Supplier’s Facility prior to the time of delivery of Products to the carrier. Whether or not Baker conducts an inspection, Supplier shall provide Baker a production sample per Purchase Order in order to show compliance with Section 5.1. A “Production Sample” is defined as one hundred (100) grams of the actual production run and/or lot number of the delivered Product. Such Production Sample shall be retained by Supplier and provided to Baker up to one hundred twenty (120) days from the date of the Purchase Order. Supplier shall provide multiple-sieve analysis of Product at Supplier’s facility for inspection/confirmation by Baker.

5.3
Rejection. Baker shall be entitled to reject any of the Products that do not comply with Section 5.1; provided that any Products not rejected prior to the time of delivery of such Products to the carrier shall be deemed accepted by Baker, unless testing of the applicable Production Sample by an independent third party laboratory conclusively determines that Products previously accepted by Baker do not comply with Section 5.1 (in which case Baker may reject such previously accepted Products upon such determination by the independent third party laboratory). In the event that Baker timely rejects any Products, Supplier shall replace such Products at its sole cost. Supplier shall provide such replacement Products at Supplier’s Facility within a reasonable time under the circumstances. The time for fulfillment of the Minimum Annual Purchase Requirement shall be extended by the amount of time Supplier takes to replace the non-conforming Product with conforming Product.

5.4
Warranty and Claims. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, AS EXPRESSLY SET FORTH IN SECTION 5.1 ABOVE, NO WARRANTY, EXPRESS OR IMPLIED, SHALL BE APPLICABLE TO THE PRODUCTS, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO THE QUALITY OF THE PRODUCTS, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR SUITABILITY OR ANY IMPLIED WARRANTY THAT ANY OF THE PRODUCTS ARE FIT FOR A PARTICULAR PURPOSE, NOTWITHSTANDING ANY COURSE OF DEALING OR INDUSTRY PRACTICE INCONSISTENT WITH THIS AGREEMENT. Should Baker choose to provide a warranty to its customers beyond the warranty provided by Supplier, then Baker shall bear the entire cost of such warranty. Should any Product not comply with the warranties of Supplier expressly made in this Agreement, then Supplier shall, as the sole and exclusive remedy of Baker, provide replacement Product to Baker at Supplier’s Facility.

5.5
Insurance Requirements. Each of Supplier and Baker shall maintain and exhibit to the other on demand, (a) certificates of comprehensive general liability insurance and employers liability insurance for such amount as may from time to time be agreed between the Parties but in any event not be less than US$*** in each case and (b) certificates of excess liability insurance for such amount as may from time to time be agreed between the Parties but in any event not be less than US$*** per occurrence.

pg. 8

Exhibit 10.22

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

6.    Confidentiality

6.1
Confidential Information. All terms of this Agreement regarding price, volume, percentage product mix, product specifications, and liquidated damages (collectively, “Confidential Contract Terms”), and any other terms of this Agreement or other data obtained pursuant to this Agreement, including, without limitation, intellectual property, shall be deemed “Confidential Information”. Baker and Supplier shall hold all Confidential Information in confidence and shall not disclose such information to any third party or otherwise use the Confidential Information except as stated herein or otherwise agreed between the Parties.

6.2	Agreements as to Confidential Information. Each of the Parties, except as agreed otherwise or to the extent necessary in the performance of this Agreement, shall:

(a)	instruct its directors, officers and employees not to use, analyze, sell, lease, assign, transfer, license, disclose or make available to any third party the Confidential Information; and

(b)	not copy or duplicate by any means, in whole or in part, the Confidential Information except as permitted herein.

6.3	Excluded Information. The obligations of the Parties under this Agreement shall not extend to or include Confidential Information exchanged between the Parties that:

(a)	Is or becomes publicly available without the fault of the receiving Party;

(b)	Is obtained by the receiving Party from a source other than the disclosing Party and where such source was free of any restrictions owed to the disclosing Party on its use or disclosure;

(c)	Was in the receiving Party’s possession prior to the receiving Party’s receipt thereof from the disclosing Party, without any restriction owed to the disclosing Party on its use or disclosure;

(d)
Is required to be disclosed by operation of law, judicial or administrative procedure, decree or order or by any regulation or law (including any rules and regulations promulgated by the Securities and Exchange Commission), subject to Section 6.5 hereof; or

(e)	Is independently developed by Persons who did not have access to the Confidential Information.

6.4
Additional Obligations. Even if a receiving Party is relieved of its obligations by the exceptions recited above, the receiving Party shall not make known or cause to be made known that the Confidential Information was acquired from the disclosing Party, or that there may be any similarity between such Confidential Information and other information made available from any other source.

6.5
Non-disclosure of Agreement. Except as otherwise provided under this Agreement or as may be required by law or regulation (including any rules and regulations promulgated by the Securities and Exchange Commission), neither Party, without the prior written consent of the other Party, will disclose to any other Person any Confidential Information; provided that a Party may disclose such information

pg. 9

Exhibit 10.22

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

(a) to its advisors and Affiliates who agree or who are under a legal or fiduciary obligation to maintain the confidentiality of such information and (b) to prospective purchasers, investors or lenders (subject to the execution by the prospective purchasers, investors or lenders of written confidentiality agreements with terms at least as stringent as those contained herein); provided, that in no event shall such information be disclosed to a competitor of such other Party unless such competitor is seeking to purchase, invest or lend funds to Supplier. If a receiving Party receives a request to disclose all or any part of the disclosing Party’s Confidential Information under the terms of a valid and effective subpoena, decree or order issued by a court of competent jurisdiction or by a governmental body (which, for the avoidance of doubt, shall not include disclosure required pursuant to rules and regulations promulgated by the Securities and Exchange Commission), the receiving Party hereby agrees to, and agrees to cause its Affiliates to, immediately notify the disclosing Party in writing of the existence, terms and circumstances surrounding the request, so that the disclosing Party may seek an appropriate protective order or waive the receiving Party’s compliance with the provisions of this Agreement (and, if the disclosing Party seeks an order, to provide the cooperation as said owner shall reasonably request); and if disclosure of Confidential Information is required in the written opinion of a receiving Party’s counsel, the receiving Party shall exercise reasonable efforts, with the cooperation of the disclosing Party, to obtain an order or other reliable assurance that confidential treatment will be accorded to the disclosed Confidential Information. To the extent that disclosure of Confidential Information (including Confidential Contract Terms) is required by Supplier pursuant to rules and regulations promulgated by the Securities and Exchange Commission or other governmental body, Supplier may disclose such information without liability hereunder if (i) Supplier uses commercially reasonable efforts to obtain (to the extent permitted by applicable law) confidential treatment of the Confidential Contract Terms, (ii) Supplier provides Baker a draft of Supplier’s confidential treatment application no later than five (5) days prior to such application being submitted to the Securities and Exchange Commission, and (iii) Supplier considers in good faith any input received from Baker regarding such application so long as such input is received no later than three (3) days after Baker’s receipt of Supplier’s draft application; provided, however, that Supplier is entitled to rely on the advice of its counsel in determining the content of the application that is ultimately submitted to the Securities and Exchange Commission. Notwithstanding anything to the contrary in this Agreement, Baker hereby agrees and acknowledges that Supplier may disclose companywide aggregate figures, including without limitation weighted average remaining contract length and weighted average pricing, and such disclosure shall not be a violation of this Agreement.

6.6
Materiality. The Parties agree that any disclosure of any Confidential Contract Term in violation of this Agreement shall be considered a material breach for purposes of Sections 8.2 and 8.3 of this Agreement, as applicable. In the event that any Party discloses any Confidential Contract Term in violation of this Agreement, the non-breaching Party’s sole and exclusive remedy for the first two breaches, and only the first two breaches, shall be liquidated damages in an amount equal to (i) $*** if such breach occurs on or prior to April 8, 2014 and (ii) $*** if such breach occurs after April 8, 2014; provided, however, that in each case, the non-breaching party, at its option, may elect to pursue actual damages in lieu of such liquidated damages.

pg. 10

Exhibit 10.22

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

7.    Force Majeure

7.1
Force Majeure Events. If either Party is affected by Force Majeure it shall promptly notify the other Party of the nature and extent of the circumstances in question. Neither Party shall be deemed to be in breach of this Agreement, or otherwise be liable to the other, for any delay in performance or the non-performance of any of its obligations under this Agreement, to the extent that the delay or non-performance is due to any Force Majeure, and the time for performance of that obligation shall be extended accordingly; provided, that if the Force Majeure in question prevails for a continuous period in excess of thirty (30) days, the Parties shall enter into discussions with a view to alleviating its effects, or to agreeing upon such alternative arrangements as the Parties mutually agree.

7.2
Limitation. Notwithstanding Section 7.1, neither Party shall be relieved of its obligations to make payments as provided herein (including, but not limited to, the obligations to pay for delivered Products as required hereunder).

8.    Duration and Termination

8.1
Term. This Agreement shall be deemed to become effective on the Effective Date and shall continue in effect through *** (such period being referred to herein as the “Primary Term”), unless earlier terminated as provided herein. This Agreement may be extended beyond the Primary Term by mutual written agreement of the Parties.

8.2
Termination by Baker. If Baker is not then in breach of this Agreement giving rise to an event of termination, this Agreement may be immediately terminated for breach if Supplier fails to produce and deliver Products that meet the Specifications for a period of more than *** (***) days. Upon such breach, Baker may terminate this Agreement immediately by giving written notice of termination to Supplier. Subject to fulfilling its obligations to purchase the Minimum Annual Purchase Requirement each Contract Year and the Monthly Minimum Supply Requirement each calendar month, Baker may terminate any Purchase Order upon *** (***) Business Days written notice. In the event Supplier has incurred costs in executing the Purchase Order up to termination, Baker shall reimburse Supplier for such documented costs. In the event of Supplier’s failure to perform any of its material obligations under this Agreement (including failure to deliver agreed upon amounts of Product and not making up the Supply Shortfall as contemplated by Section 2.1(c)), Baker shall promptly give Supplier notice thereof. Such notice shall specifiy the nature of such failure with particularity and in reasonable detail, including the specific provision of this Agreement to which such purported failure relates. Supplier shall use commercially reasonable efforts to cure or otherwise remedy the failure specified in such notice within *** (***) days after its receipt of such notice. A failure specified in such notice that Supplier does not cure or otherwise remedy in such *** (***) day period shall be deemed a “Supplier Uncured Failure”. Baker shall have the right to terminate this Agreement if Supplier has more than *** (***) Supplier Uncured Failures in any *** (***) month period. Baker’s sole and exclusive damages in case of such termination shall be limited to $*** per short ton of Product that Supplier is obligated to deliver and remains undelivered for the remaining Term of the Agreement after the filling of all outstanding Purchase Orders. The Parties acknowledge and agree that in the event of a breach under this Section 8.2, the damages would be difficult if not

pg. 11

Exhibit 10.22

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

impossible to quantify, and accordingly, such payment shall be for liquidated damages and not as any form of penalty.

8.3
Termination by Supplier. If Supplier is not then in breach of this Agreement giving rise to an event of termination, this Agreement may be immediately terminated for breach if Baker fails to pay any invoice submitted by Supplier under this Agreement within *** days of the date of receipt of such invoice, provided that Supplier has provided two (2) separate prior written notices to Baker that such invoice is due and outstanding and such second written notice is provided not less than 30 days prior to the date that Supplier seeks such termination. Upon such breach, Supplier may terminate this Agreement immediately by giving written notice of termination to Baker. In the event of Baker’s failure to perform any of its material obligations under this Agreement (including the failure to order and take delivery of the required volumes of Product or pay sums due hereunder), Supplier shall promptly give Baker notice thereof. Such notice shall specifiy the nature of such failure with particularity and in reasonable detail, including the specific provision of this Agreement to which such purported failure relates. Baker shall use commercially reasonable efforts to cure or otherwise remedy the failure specified in such notice within *** (***) days after its receipt of such notice. A failure specified in such notice that Baker does not cure or otherwise remedy in such *** (***) day period shall be deemed a “Baker Uncured Failure”. Supplier shall have the right to terminate this Agreement if Baker has more than *** (***) Baker Uncured Failures in any *** (***) month period. Supplier’s sole and exclusive damages in case of such termination shall be limited to $*** per short ton of Product that remains undelivered under each Minimum Annual Purchase Requirement for the remaining Term of the Agreement after the filling of all outstanding Purchase Orders. The Parties acknowledge and agree that in the event of a breach under this Section 8.3, the damages would be difficult if not impossible to quantify, and accordingly, such payment shall be for liquidated damages and not as any form of penalty.

8.4
Termination of Purchase Order. Termination of a Purchase Order does not terminate this Agreement. Termination of this Agreement will automatically terminate all outstanding Purchase Orders, except those Purchase Orders that are expressly affirmed by Baker.

8.5    Events Upon Termination.

(a)
Upon expiration of this Agreement or the termination of the Agreement for reasons other than pursuant to Section 8.2, Baker shall purchase from Supplier all Products which have been ordered from Supplier but not delivered to Baker at the date of termination, and Supplier shall promptly manufacture and deliver such Products to Baker.

(b)
Upon expiration of this Agreement or the termination of this Agreement for any reason, all obligations of the Parties hereunder shall terminate, except for any obligations that are expressly stated to survive the expiration of the Term or termination of this Agreement and any obligations that remain executory which obligations, to the extent they remain executory, shall remain in full force and effect until fully performed by the obligated Party as stated in this Agreement. The respective Parties’ obligations under Section 3.1, Section 5.4, Article 6, this Section 8.5 and Articles 9 through 13 shall survive the expiration of the Term or termination of this Agreement. Neither expiration nor termination of this

pg. 12

Exhibit 10.22

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

Agreement shall relieve any Party of liability for breaches of this Agreement prior to such expiration or termination.

9.    INDEMNITY AND LIMITATION OF LIABILITY

9.1    INDEMNIFICATION.

(a)
BAKER AND SUPPLIER AGREE TO FULLY RELEASE, INDEMNIFY, DEFEND AND HOLD ONE ANOTHER AND THEIR RESPECTIVE PARENT, SUBSIDIARY OR AFFILIATED ENTITIES HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, COSTS, CAUSES OF ACTION, FINES, PENALTIES OR OTHER LIABILITY THAT MAY BE ASSERTED AGAINST THE OTHER AND/OR THEIR RESPECTIVE GROUPS, TO THE EXTENT, ARISING OUT OF THE INDEMNIFYING PARTY’S OR THEIR RESPECTIVE GROUP’S NEGLIGENCE OR WILLFUL MISCONDUCT IN CONNECTION WITH PERFORMANCE UNDER THIS AGREEMENT.

(b)
NOTWITHSTANDING PARAGRAPH 9.1, BAKER AND SUPPLIER SPECIFICALLY ACKNOWLEDGE AND AGREE THAT THE GOODS PROVIDED BY SUPPLIER HEREUNDER ARE INHERENTLY DANGEROUS AND BAKER AGREES TO INDEMNIFY AND HOLD HARMLESS SUPPLIER ITS PARENT, SUBSIDIARY AND AFFILIATED ENTITIES FROM AND AGAINST ANY CLAIMS, COSTS, CAUSES OF ACTION, FINES, PENALTIES OR OTHER LIABILITY TO THE EXTENT CAUSED BY BAKER’S NEGLIGENT USE OF THE PRODUCT(S) OR NEGLIGENT OR WILLFUL FAILURE TO PROVIDE ADEQUATE WARNING OR REASONABLE PROTECTIVE PROCEDURES AND EQUIPMENT WITH RESPECT TO THE USE OF THE PRODUCT(S).

9.2
Limitation of Liability. NOTWITHSTANDING ANY PROVISION HEREIN TO THE CONTRARY, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR, AND EACH PARTY RELEASES THE OTHER FROM LIABILITY ATTRIBUTABLE TO, ANY SPECIAL, ECONOMIC, INDIRECT, CONSEQUENTIAL, OR OTHER INCIDENTAL DAMAGES ARISING OUT OF THE PERFORMANCE OF THIS AGREEMENT, OR DEFAULT IN THE PERFORMANCE HEREOF, WHETHER BASED UPON CONTRACT, TORT (INCLUDING NEGLIGENCE, PRODUCT LIABILITY OR STRICT LIABILITY), OR WARRANTY.

9.3
Indemnification Procedure. In the event either Party learns of any claim, liability, demand or cause of action relating to this Agreement or the performance hereunder, which said Party shall determine, in its sole discretion, that the other Party may be liable therefor, said Party shall promptly notify the other Party. If indemnity is required by any of the terms of this Agreement, the indemnifying Party shall have the right to control all litigation and shall defend the other and pay all settlements, judgments, costs, and expenses (including without limitation court costs and reasonable attorneys’ fees), whether related or unrelated, similar or dissimilar to the foregoing, incident thereto. Each Party, if requested, agrees to cooperate with the other in any defense, and the indemnifying Party shall reimburse the other for all reasonable expenses incurred in connection therewith. The indemnified Party shall have

pg. 13

Exhibit 10.22

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

the right to counsel of its own choosing and at its sole expense participate in any such litigation. Notwithstanding the foregoing, however, neither Party shall effect settlement of or compromise any such claim or proceedings without having obtained the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed; provided that the indemnifying Party may settle or compromise any such claim if the settlement or compromise (a) requires solely the payment of money damages by the indemnifying Party, and (b) includes as an unconditional term thereof the release by the claimant or the plaintiff of the indemnified Party from all liability in respect of such claim. If the indemnified Party does not consent to a settlement which the indemnifying Party is willing to accept, then the indemnifying Party’s liability shall be limited to the amount for which the claim could have been settled provided, such settlement does not require the indemnified Party to forego any property rights other than the amount of payment of the proposed settlement.

9.4
Compliance with Law. Subject to the limitations of this Agreement, it is agreed that in the performance of this Agreement all matters shall be conducted in full compliance with any and all applicable federal, state, provincial and local laws, rules and regulations in the area(s) in which the matters are being conducted. Any performance obligation arising under this Agreement is contingent on the prior receipt of all necessary government authorizations. If either Party is required to pay any fine or penalty or is subject to a claim from the other Party’s failure to comply with applicable laws, rules or regulations, the Party failing to comply shall defend, indemnify and hold harmless the other Party for all damages, fees and/or fines for such failure to comply to the extent of the indemnifying Party’s allocable share of the failure to comply.

9.5
Antibribery. Supplier represents and warrants that it and all of its Affiliates and agents shall act in accordance with the principles described in the Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed in Paris on December 17, 1997 (“the Convention”), and the Convention’s Commentaries (collectively the “OECD Principles”), and shall comply with all applicable laws implementing the OECD Principles (including the U.S. Foreign Corrupt Practices Act of 1977, as amended), as well as any applicable local laws related to anti-corruption, anti-kickbacks, and anti-money laundering. Supplier agrees not to take or fail to take any action that might cause Baker to be in violation of any such laws. In addition to the foregoing, Supplier represents and warrants that it and its Affiliates have not and shall not request, induce, make, offer, authorize, promise to make any payment or transfer anything of value, directly or indirectly, (a) to any governmental official or employee (including employees of government-owned or government-controlled corporations, agencies or bodies), (b) any official or employee of a public international organization, (c) to any political party, official of a political party or candidate, or (d) to any third party knowing, believing, or suspecting that such third party will give the payment, or any portion thereof, to any of the foregoing persons in order to obtain or retain business, or for any other improper purpose. In no event shall Supplier make payments to governmental officials or employees on behalf of Baker.

9.6
Code of Conduct/ Gifts, Entertainment and Travel. It is considered to be in conflict with Baker’s interest for its employees or any member of their immediate family to accept gifts, payments, extravagant entertainment, services, or loans in any form from anyone soliciting business, or who may already have established business relations with Baker. Gifts of nominal value and entertainment, meals, and social invitations that are customary and proper under the circumstances and that do not

pg. 14

Exhibit 10.22

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

place the recipient under any obligation are acceptable. Any gifts, payment of individual expenses, including, without limitation, trips, or conveyances to Baker employees shall be disclosed in writing to the Baker Ethics and Compliance Group.

9.7
Information Requests. Supplier shall maintain full and complete accounting records of activity performed and expenditures incurred by Supplier in connection with this Agreement in such a manner and detail as to permit verification of compliance with the provisions of Sections 9.4 through 9.6. Baker shall have the right to a third-party audit of such Supplier’s records for a period commencing on July 1, 2016 and ending two (2) years from the expiration or termination of this Agreement subject to the execution of a non-disclosure agreement reasonably acceptable to Supplier. This provision shall survive expiration or termination of this Agreement.

Notwithstanding anything to the contrary, neither Party shall be required to take or refrain from taking any action prohibited or penalized under the laws of the United States, including the U.S. antiboycott laws.

9.8
Economic Sanctions and Export Controls. Supplier agrees to fully comply with all economic sanctions and export control laws and regulations, including those regulations maintained by the U.S. Commerce Department’s Bureau of Industry and Security and the U.S. Treasury Department’s Office of Foreign Assets Control. In addition, Supplier shall not, directly or indirectly, sell, provide, export, re-export, transfer, divert, loan, lease, consign or otherwise dispose of any Baker equipment, product, services, software, source code, technical data or technology to or via any person, entity or destination, or for any activity or end-use restricted by the laws or regulations of the United States or any other applicable jurisdiction (including nuclear, missile, chemical or biological weapons proliferation, military, or money laundering activities) without first obtaining all required government authorizations.

10.    Nature of Agreement

10.1
Assignment. Either Party shall have the right to assign or transfer to any Person any of its rights or obligations under this Agreement without the prior written consent of the other Party, provided that the assigning Party shall remain liable to the other Party under the terms of this Agreement notwithstanding such assignment. This Agreement shall be binding on and inure to the benefit of the Parties and their respective successors and permitted assigns, including any successor upon a sale or change of control of a Party. This Agreement is intended solely for the benefit of the Parties and their respective successors and permitted assigns.

10.2
Relationship. Each of the Parties is an independent contractor with respect to the other and is not an employee of the other Party or any of the other Party’s Affiliates, and nothing in this Agreement is intended to constitute a partnership or a master and servant relationship between the Parties. Each of the Parties understands and agrees that this Agreement does not create an exclusive dealings arrangement and that each of Baker and Supplier may enter into similar arrangements with other companies with respect to similar or the same Product. Nothing in this Agreement shall be construed to create any duty to, or standard of care with reference to, or liability of a Party to, any person not a Party to this Agreement. Nothing in this Agreement shall be deemed to constitute any fiduciary or

pg. 15

Exhibit 10.22

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

special relationship or duty between the Parties and each Party may take actions hereunder that are for its own self-interest without any duty or, subject to the express terms of this Agreement, liability to the other Parties.

10.3
Entire Agreement; Amendment. This Agreement, including its appendices, exhibits and schedules, constitutes the entire Agreement between the Parties with respect to the subject matter hereof and supersedes any existing agreements between them whether oral or written, including the Original Agreement. The terms of this Agreement shall only be amended, modified or supplemented as set forth herein or in a writing signed by or on behalf of both or the Parties. In case of a conflict between this Agreement and a Purchase Order or Purchase Order confirmation contemplated hereunder, the terms of this Agreement shall govern. Acceptance of a Purchase Order or Purchase Order confirmation is insufficient to amend this Agreement unless a separate writing is duly executed by all the Parties specifically amending this Agreement.

10.4
Reformation. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any Party. Upon the determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible. In the event any such provision, clause, sentence or part of this Agreement cannot be modified to comply with the law, then said provision, clause, sentence or portion of the Agreement shall be deemed to be deleted from the Agreement and the remaining terms and conditions shall remain in full force and effect.

11.    Notices and Service

11.1
Addresses. All notices, requests, consents, directions and other instruments and communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered in person, by courier or by overnight delivery service with proof of delivery addressed to the respective Party at the address set forth below, or if sent by facsimile or other similar form of communication (with receipt confirmed) to the respective Party at the facsimile numbers set forth below:

If to Baker, to:

Baker Hughes Oilfield Operations, Inc.
Attn: Jack Kardow
11211 FM 2920
Tomball, TX 77375
Fax: 281.357.2512

pg. 16

Exhibit 10.22

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

If to Supplier, to:
Hi-Crush Operating LLC
Three Riverway, Suite 1550
Houston, TX 77056
Attn: General Counsel
Fax: (713) 963-0088

or to such other address or facsimile number and to the attention of such other Person(s) as either Party may designate by written notice. Any notice mailed by over-night delivery service shall be deemed to have been given and received on the second Business Day following the day of mailing.
12.    General

12.1
Waiver. No failure or delay by either Party in exercising any of its rights under this Agreement shall be deemed to be waiver of that right, and no waiver by either Party of a breach of any provision of this Agreement shall be deemed to be a waiver of any subsequent breach of the same or any other provision.

12.2	Costs. The Parties shall bear their own costs of, and incidental to, the preparation, execution and implementation of this Agreement.

12.3
Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile transmission (whether directly from one facsimile device to another by means of a dial-up connection or whether otherwise transmitted via electronic transmission), by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by a combination of such means, shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of an original Agreement for all purposes. Signatures of the Parties transmitted by facsimile or other electronic transmission shall be deemed to be original signatures for all purposes. Minor variations in the form of signature pages of this Agreement, including footers from earlier versions of this Agreement, shall be disregarded in determining a Party’s intent or the effectiveness of such signature.

13.    Governing Law and Venue

13.1
Governing Law; Venue. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Texas, without giving effect to that state’s conflicts of laws principles or choice of law rules. The Parties agree that Houston, Harris County, Texas, shall be the exclusive forum and venue for resolving any disputed matter.

It is the intent of the Parties to exclude the application of the United Nations Convention on Contracts for the International Sale of Goods (1980). Nothing herein shall prohibit a Party from availing itself of a court of competent jurisdiction for the purpose of injunctive relief. The Parties acknowledge and

pg. 17

Exhibit 10.22

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

agree that the Parties may have available to them laws or remedies available under applicable local legislation; it is the intent of the Parties to have the terms of this Agreement apply in every instance, including, without limitation, the choice of law provisions.

[Signature Page Follows]

pg. 18

Exhibit 10.22

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

BAKER:
BAKER HUGHES OILFIELD OPERATIONS, INC.

By: /s/ Authorized Person
Name: Authorized Person
Title: Authorized Officer
Date: October 8, 2013

SUPPLIER: HI-CRUSH OPERATING LLC

By: /s/ Robert E. Rasmus
Name: Robert E. Rasmus
Title: Co-CEO
Date: October 8, 2013

Exhibit 10.22

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

EXHIBIT A

Product Specifications